Putnam
New Jersey
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam New Jersey Tax Exempt Income Fund's recently concluded semiannual period coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest-rate policy, the slowing pace of the economy, and the aftermath of the presidential election contributed to the general sense of unease.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, which had been under some pressure for much of its 2000 fiscal year, begins fiscal 2001 with solid performance.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory. Your fund's manager, Susan McCormack, successfully positioned the fund to benefit as the market shifted into a more favorable climate. We are confident that her strategies will enable it to take full advantage of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

Over the past six months, the climate for investing in municipal bonds became more favorable than it was in the early months of 2000. The downward trend of interest rates, a more positively sloped U.S. Treasury yield curve, excessive stock market volatility, and economic slowing combined to produce a positive set of conditions. Not only have the heavy cash outflows from many municipal bond funds that we saw in late 1999 and early 2000 slowed down, but investor interest in these funds has increased, favorably affecting demand for municipal bonds.

The performance of Putnam New Jersey Tax Exempt Income Fund during the first half of its fiscal 2001 reflects the improved environment. Our strategies during the period involved targeting the types of bonds we believe have the structural characteristics to benefit from continuing improvements that favor fixed-income investments.

Total return for 6 months ended 11/30/00

        Class A          Class B          Class M
      NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
     6.55%   1.52%    6.21%   1.21%    6.39%   2.99%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* SEVERAL CATALYSTS HELPED MUNICIPAL BOND RECOVERY

Throughout the summer and fall, the direction of interest rates played a pivotal role in the performance of the municipal bond market, as it did in most fixed-income securities. After a series of rate increases last year and earlier this spring, the Federal Reserve Board took note of the resulting slowdown in economic growth and did not raise interest rates over your fund's semi annual period. With each new lurch in stock prices, investors became increasingly disillusioned with equities and flocked to several relatively safe havens in the fixed-income arena, among them U.S. Treasury and municipal bond issues. Heightened demand pushed Treasury rates down at a time when the bellwether 30-year bond's yield was already low, as a result of the government's buyback program. The municipal yield curve, which plots the difference in yields between bonds of the same quality with different maturities, was influenced by this trend. Yields dropped, and general municipal bond prices rose.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation            24.9%

Health care               19.9%

Water and sewer           13.6%

Education                 10.5%

Utilities                  9.2%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

* HIGH-GRADE, LONG-TERM BONDS PERFORMED BEST

As inflation concerns faded, investors regained confidence that the principal value of their bond investments would not erode. The area of the municipal bond market that experienced the most demand as a result of this new flight to quality was the investment-grade sector. Within this sector, the higher a bond's quality, the more it benefited from investor interest. The prices of longer-term high-grade bonds enjoyed the greatest lift.

When your fund's fiscal year began in June, it was clear that stock market volatility was likely to continue for some time. Anticipating a renewal of interest in safer, more liquid investments, we focused our efforts on finding high-quality long-term bonds with low, or discount, coupons and longer call dates. Discount coupon bonds, those selling at prices below par value, tend to perform best when interest rates are declining. Furthermore, the longer-term call structure of these bonds offered your fund a greater measure of call protection. Many bonds carry the option of issuer redemption at a specified date, should interest-rate levels favor such a move.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 52.8%

Aa/AA -- 15.8%

A -- 8.5%

Baa/BBB -- 4.9%

Ba/BB -- 8.9%

B -- 4.8%

VMIG1 -- 2.7%

Other -- 1.6%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


During the period, several bonds that fit this profile were added to the portfolio. One worth noting is an insured bond issued by the University of Puerto Rico. Insurance automatically gives a bond the equivalent of an AAA/Aaa rating. Consequently, this security enjoyed much support not only because of the current investment environment but also because demand for Puerto Rico debt has dramatically increased as the dot.com millionaires of Silicon Valley searched for tax-advantaged parking places for their money. Your fund is able to own Puerto Rican debt because the dividends of all U.S. territory and commonwealth securities pass tax-free to U.S. investors. Owning such issues adds another layer of diversification to the portfolio. While this holding, along with others discussed in this report, was viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

"If there is one lesson learned recently, it is that balanced asset allocation can help dampen market volatility. Investors seem to be realizing that muni bonds play a role in that balance."

-- Susan McCormack, portfolio manager, Putnam New Jersey Tax Exempt Income Fund


* CREDIT YIELD SPREADS REMAINED WIDE

While the broad municipal market enjoyed an uptick, the prices of bonds in the lower-grade investment tiers lagged behind the rising prices of high-grade issues. Credit yield spreads -- the difference in yield between similarly structured bonds of varying credit quality -- remained wide throughout the period. Although the bond market downturn of prior months caused the widening spreads, the recent flight to quality maintained them, presenting us with selective opportunities to add attractively priced higher-yielding bonds to your fund's portfolio. Two such issues worth noting are Continental Airlines bonds, which are issued by the New Jersey Economic Development Authority, and Host Marriott Corporation. Your fund already had exposure to Continental Airlines, an issue we believe is a strong holding. When a new offering came to market, we took the opportunity to purchase more. The airline has several years of solid operating performance behind it and has upgraded its fleet significantly. Continental has reported 22 consecutive profitable quarters. Proceeds from this security funded the expansion of its facilities at Terminal A at Newark International Airport which will augment capacity at Continental's cargo and support facilities. Host Marriott Corporation, which has a hotel at Newark Airport and is the owner of 124 premier hotel properties carrying the Marriott, Ritz, Four Seasons, and Swissotel flags, is in a solid financial position, having finalized its acquisition strategy last year. Its hotels are well established in markets with high barriers to entry by competitors.

* MORE FAVORABLE CONDITIONS MAY BE AHEAD

While some investors and financial analysts are now beginning to worry that the economic slowdown may become too pronounced, we are encouraged by the Fed's long history of proactivity. Just as it took bold measures to slow the economy's growth, we believe it will be equally aggressive in cutting interest rates, should it perceive too much of a slowdown. The surprise rate cut in early January confirmed this belief. Should interest rates continue to decline and investors continue returning to the municipal bond market, Putnam New Jersey Tax Exempt Income Fund is poised to benefit.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Jersey Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                       Class A         Class B        Class M
(inception dates)     (2/20/90)       (1/4/93)        (5/1/95)
                     NAV     POP     NAV    CDSC     NAV    POP
-----------------------------------------------------------------------
6 months             6.55%   1.52%   6.21%   1.21%   6.39%   2.99%
-----------------------------------------------------------------------
1 year               6.73    1.70    5.91    0.91    6.28    2.85
-----------------------------------------------------------------------
5 years             24.42   18.45   20.44   18.52   22.43   18.42
Annual average       4.47    3.45    3.79    3.46    4.13    3.44
-----------------------------------------------------------------------
10 years            83.89   75.14   70.81   70.81   77.72   71.99
Annual average       6.28    5.76    5.50    5.50    5.92    5.57
-----------------------------------------------------------------------
Annual average
(life of fund)       6.49    6.02    5.71    5.71    6.11    5.78
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                              Lehman Brothers Municipal    Consumer
                                     Bond Index           price index
-----------------------------------------------------------------------
6 months                               7.08%                 1.57%
-----------------------------------------------------------------------
1 year                                 8.18                  3.44
-----------------------------------------------------------------------
5 years                               30.88                 13.26
Annual average                         5.53                  2.52
-----------------------------------------------------------------------
10 years                              98.76                 30.19
Annual average                         7.11                  2.67
-----------------------------------------------------------------------
Annual average
(life of fund)                         7.21                  2.91
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Performance data reflects an expense limitation currently or previously in effect, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/00

                                   Class A         Class B        Class M
-----------------------------------------------------------------------------
Distributions (number)                6               6              6
-----------------------------------------------------------------------------
Income 1                          $0.23059        $0.20200       $0.217347
-----------------------------------------------------------------------------
Capital gains 1                      --              --             --
-----------------------------------------------------------------------------
  Total                           $0.23059        $0.20200       $0.217347
-----------------------------------------------------------------------------
Share value:                     NAV     POP         NAV        NAV     POP
-----------------------------------------------------------------------------
5/31/00                         $8.47   $8.89       $8.46      $8.46   $8.74
-----------------------------------------------------------------------------
11/30/00                         8.79    9.23        8.78       8.78    9.07
-----------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend rate 2          5.28%   5.03%       4.63%      4.99%   4.83%
-----------------------------------------------------------------------------
Taxable equivalent 3             9.34    8.89        8.19       8.82    8.54
-----------------------------------------------------------------------------
Current 30-day SEC yield 4       4.94    4.70        4.30       4.65    4.50
-----------------------------------------------------------------------------
Taxable equivalent 3             8.74    8.31        7.60       8.22    7.96
-----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.45% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                       Class A          Class B            Class M
(inception dates)     (2/20/90)         (1/4/93)           (5/1/95)
                     NAV     POP       NAV    CDSC        NAV    POP
--------------------------------------------------------------------------
6 months            6.24%   1.21%     5.80%   0.80%      6.08%   2.63%
--------------------------------------------------------------------------
1 year             10.30    5.02      9.46    4.46       9.97    6.36
--------------------------------------------------------------------------
5 years            25.87   19.87     21.84   19.89      23.86   19.82
Annual average      4.71    3.69      4.03    3.69       4.37    3.68
--------------------------------------------------------------------------
10 years           87.66   78.71     74.40   74.40      81.51   75.65
Annual average      6.50    5.98      5.72    5.72       6.14    5.80
--------------------------------------------------------------------------
Annual average
(life of fund)      6.66    6.19      5.88    5.88       6.29    5.97
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
November 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Guam (0.3%)
-------------------------------------------------------------------------------------------------------------------
     $    1,000,000 Guam, Pwr. Auth. Rev. Bonds, Ser. A, MBIA,
                    5 1/8s, 10/1/29                                                       Aaa         $     958,750

New Jersey (73.1%)
-------------------------------------------------------------------------------------------------------------------
                    Atlantic Cnty., COP, FGIC
          2,000,000 7.4s, 3/1/10                                                          Aaa             2,382,500
          1,000,000 (Pub. Fac. Lease Agreement), 7.4s, 3/1/09                             Aaa             1,177,500
          4,250,000 Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                    (acquired 4/12/94, cost 4,250,000) (RES)                              CCC/P           4,250,000
          5,000,000 Camden Cnty., Muni. Util. Auth. Swr. Rev. Bonds,
                    FGIC, 6s, 7/15/08                                                     Aaa             5,375,000
          3,000,000 Jersey City, G.O. Bonds, Ser. A, AMBAC, 6s, 10/1/10                   Aaa             3,300,000
          1,700,000 Jersey City, Swr. Auth. Rev. Bonds, AMBAC,
                    6 1/4s, 1/1/14                                                        Aaa             1,878,500
            890,000 Lafayette Yard, Cmnty. Dev. Rev. Bonds
                    (Hotel/Conference Ctr.), MBIA, 6 1/8s, 4/1/16                         Aaa               961,200
          1,200,000 Middle Township, School Dist. Rev. Bonds, FGIC,
                    7s, 7/15/06                                                           Aaa             1,344,000
          2,000,000 Middlesex Cnty., Poll. Control Auth. Rev. Bonds,
                    6 7/8s, 12/1/22                                                       BBB-/P          2,047,500
          3,000,000 Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A, MBIA,
                    6 1/4s, 8/15/10                                                       Aaa             3,288,750
          2,005,000 NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                    (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                          BB+             2,077,681
          8,000,000 NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                    (Ocean Nursing Pavilion), Ser. A, 7 3/8s, 12/1/25                     AAA             8,770,000
                    NJ Econ. Dev. Auth. Rev. Bonds
          5,000,000 (Tevco Inc.), 8 1/8s, 10/1/09                                         A-/P            5,143,350
          7,000,000 (1st Mtge.-Cranes Mill), Ser. A, 7 1/2s, 2/1/27                       BB-/P           6,982,500
          2,200,000 (Continental Airlines Inc.), 7s, 11/15/30                             BB              2,145,000
          1,500,000 (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             BBB/P           1,541,250
          2,000,000 (Hartz Mountain Industries, Inc.), 7s, 2/1/14                         A+/P            2,082,500
          2,590,000 (Lakewood School), Ser. R, 6.9s, 12/1/11                              AA-/P           2,681,116
          1,895,000 (Urban Holding Co.), 6 1/2s, 6/1/15                                   A+              2,001,594
          1,550,000 (Burlington Coat Factory), 6 1/8s, 9/1/10                             Aa3             1,623,625
          3,000,000 (United Meth. Homes), 5 3/4s, 7/1/29                                  BBB-            2,362,500
          2,000,000 (Franciscan Oaks), 5 3/4s, 10/1/23                                    BB/P            1,615,000
          1,500,000 (NJ Performing Arts Ctr.), Ser. C, AMBAC,
                    5 1/2s, 6/15/13                                                       Aaa             1,543,125
          2,000,000 (EDL Testing Svc.), Ser. A, 4 3/4s, 5/15/25                           Aaa             1,770,000
          2,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         Ba2             1,747,500
          2,925,000 NJ Econ. Dev. Auth. Waste Paper Recycling
                    Rev. Bonds (Marcal Paper Mills Inc.),
                    8 1/2s, 2/1/10                                                        BB/P            3,221,156
          7,250,000 NJ Econ. Dev. Auth. Wtr. Facs. Rev. Bonds
                    (American Wtr. Co., Inc.), FGIC, 6 1/2s, 4/1/22 (SEG)                 Aaa             7,485,625
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          1,000,000 (East Orange Gen. Hosp.), Ser. B, 7 3/4s, 7/1/20                      BBB-            1,021,250
          1,500,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            1,545,000
          5,395,000 (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                              B2              4,875,731
            500,000 (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/08                              B2                486,250
          8,000,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               B/P             7,140,000
          3,300,000 (Christ Hosp. Group), 7s, 7/1/06                                      AAA             3,667,125
          5,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                   Aaa             5,750,000
          1,355,000 (Cathedral Hlth. Svcs.), FHA Insd., MBIA,
                    5 1/2s, 8/1/11                                                        Aaa             1,414,281
          4,000,000 (St. Barnabas Hlth.), Ser. B, 4 3/4s, 7/1/28                          Aaa             3,515,000
          5,000,000 NJ Sports & Exposition Auth. , Ser. A, MBIA,
                    4 1/2s, 3/1/24                                                        Aaa             4,293,750
          4,065,000 NJ State G.O. Bonds, FGIC, 6s, 2/15/11                                Aaa             4,476,581
                    NJ State Bldg. Auth. Rev. Bonds, Ser. A
          2,055,000 5 1/8s, 6/15/19                                                       Aa2             1,995,919
          1,455,000 5 1/8s, 6/15/18                                                       Aa2             1,422,263
          1,000,000 NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds, Ser. E1,
                    FSA, 5.7s, 5/1/20                                                     Aaa             1,013,750
          2,950,000 NJ State Hsg. & Mtge. Fin. Agcy. Rev. IFB, Ser. I,
                    9.242s, 11/1/07 (acquired various dates from
                    2/11/93 to 6/14/93, cost $3,081,308) (RES)                            A+/P            3,167,563
                    NJ State Hwy. Auth. Gen. Rev. Bonds
                    (Garden State Pkwy.)
          1,500,000 6.2s, 1/1/10                                                          AA-             1,657,500
          2,370,000 6s, 1/1/19                                                            Aaa             2,562,563
          3,000,000 5 5/8s, 1/1/30                                                        AA-             3,033,750
          1,800,000 NJ State Tpk. Auth. IFB, MBIA, 9.04s, 1/1/16
                    (acquired 3/27/92, cost $1,817,856) (RES)                             AAA             2,328,750
          6,000,000 NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                    6 1/2s, 1/1/16                                                        Aaa             6,870,000
          4,500,000 NJ Trans. Fund Auth. IFB (PA 345A), 9s, 6/15/11
                    (acquired 4/3/98, cost $6,131,250) (RES)                              AAA/P           5,743,125
                    NJ Wastewtr. Treatment Rev. Bonds
                    (Wastewtr. Treatment Trust)
          2,955,000 Ser. B, 7s, 5/15/09                                                   Aa2             3,420,413
          7,000,000 Ser. A, 9/1/07                                                        Aaa             5,083,750
          1,800,000 Passaic Valley, Cmnty. Wtr. Supply Rev. Bonds,
                    Ser. A., FGIC, 6.4s, 12/15/22                                         Aaa             1,903,500
          7,500,000 Rutgers State U. Rev. Bonds, Ser. A, 6.4s, 5/1/13                     AA              8,428,125
          7,665,000 Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. IFB, 8.1s,
                    8/1/30 (acquired 4/23/98, cost $9,149,864) (RES)                      Aaa             8,239,875
          1,000,000 Stony Brook, Regional Swr. Rev. Bonds, Ser. B,
                    5.45s, 12/1/12                                                        Aa3             1,046,250
          2,500,000 Trenton, Pkg. Auth. Rev. Bonds, FGIC, 5 1/2s, 4/1/30                  Aaa             2,506,250
          8,695,000 U. of Medicine & Dentistry Rev. Bond, Ser. E,
                    MBIA, 6 1/2s, 12/1/12                                                 AAA             9,792,744
          3,400,000 Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds
                    (American Cynamid Co.), 5.8s, 9/1/09                                  A3              3,540,250
                                                                                                      -------------
                                                                                                        192,739,780

New York (9.6%)
-------------------------------------------------------------------------------------------------------------------
                    Port Auth. NY & NJ Cons. IFB
          5,000,000 9.963s, 8/1/26 (acquired various dates from
                    8/29/91 to 1/21/92, cost $5,164,940) (RES)                            AA-             5,240,350
          2,100,000 8.672s, 11/15/15 (acquired 2/09/94,
                    cost $2,107,875) (RES)                                                AA-             2,102,625
          1,500,000 5.2s, 11/15/15                                                        A+/P            1,501,875
                    Port Auth. NY & NJ Rev. Bonds
          3,000,000 (Delta Airlines, Inc.), Ser. 1R, 6.95s, 6/1/08                        Baa3            3,127,500
          5,000,000 (Kennedy Intl. Arpt.), 6 3/4s, 10/1/19                                BB/P            5,125,000
          7,500,000 Ser. 93rd, 6 1/8s, 6/1/94                                             AA-             8,137,500
                                                                                                      -------------
                                                                                                         25,234,850

Pennsylvania (2.9%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Delaware River Port Auth. Rev. Bonds
                    (Port Dist. Project), Ser. B, FSA, 5 5/8s, 1/1/26                     Aaa             7,593,750

Puerto Rico (11.3%)
-------------------------------------------------------------------------------------------------------------------
          5,665,000 Cmnwlth. of PR, Aquaduct & Swr. Auth. Rev. Bonds,
                    MBIA, 6 1/4s, 7/1/12                                                  Aaa             6,472,263
          2,500,000 Cmnwlth. of PR, G.O. Bonds, MBIA, 4 3/4s, 7/1/23                      AAA             2,293,750
          4,100,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    3.85s, 12/1/15                                                        VMIG1           4,100,000
          3,000,000 Cmnwlth. of PR, Hwy. Trans. Auth. VRDN, AMBAC,
                    3.6s, 7/1/28                                                          VMIG1           3,000,000
                    PR Elec. Pwr. Auth. Rev Bonds
          5,900,000 Ser. EE, FSA, 4 3/4s, 7/1/24                                          AAA             5,354,250
          2,000,000 10.15s, 7/1/07 (acquired 10/30/97,
                    cost $2,765,000) (RES)                                                A-/P            2,595,000
          2,000,000 PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                    Rev. Bonds (Special Facilities-American Airlines),
                    Ser. A, 6.45s, 12/1/25                                                A3              2,062,500
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Facs.
                    Rev. Bonds (Cogen Facs.--AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,046,250
          3,000,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa             2,981,250
                                                                                                      -------------
                                                                                                         29,905,263

South Dakota (1.0%)
-------------------------------------------------------------------------------------------------------------------
                    South River, School Dist. G.O. Bonds
          1,250,000 FGIC, 5s, 12/1/11                                                     Aaa             1,267,186
          1,250,000 FGIC, 5s, 12/1/10                                                     Aaa             1,278,125
                                                                                                      -------------
                                                                                                          2,545,311
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $254,527,594) (b)                                         $ 258,977,704
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $263,700,769.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000 Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $254,527,594, resulting in gross unrealized appreciation and depreciation of $9,830,208 and $5,380,098, respectively, or net unrealized appreciation of $4,450,110.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $33,667,288 or 12.8% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2000.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            Transportation      24.9%
            Health care         19.9
            Water and sewer     13.6
            Education           10.5

      The fund had the following insurance concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            MBIA                17.4%
            FGIC                11.1


------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000 (Unaudited)
                               Aggregate Face  Expiration      Unrealized
                 Total Value       Value          Date        Depreciation
------------------------------------------------------------------------------
Muni Bond
Index (Short)     $4,144,844    $4,078,738       Dec-00        $(66,106)
Muni Bond
Index (Short)        603,375       599,202       Mar-01          (4,173)
------------------------------------------------------------------------------
                                                               $(70,279)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $254,527,594) (Note 1)                                        $258,977,704
-------------------------------------------------------------------------------------------
Cash                                                                              2,016,826
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,349,179
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              505,822
-------------------------------------------------------------------------------------------
Total assets                                                                    266,849,531

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         27,764
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               327,110
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,146,757
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          124,731
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        323,797
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           17,255
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        36,839
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,345
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              117,313
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               24,851
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,148,762
-------------------------------------------------------------------------------------------
Net assets                                                                     $263,700,769

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $269,958,377
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (21,457)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (10,615,982)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        4,379,831
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $263,700,769

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($177,872,800 divided by 20,247,024 shares)                                           $8.79
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.79)*                                $9.23
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($85,174,854 divided by 9,703,534 shares)**                                           $8.78
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($653,115 divided by 74,360 shares)                                                   $8.78
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.78)***                              $9.07
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2000 (Unaudited)
Tax exempt interest income:                                                     $ 7,954,351
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    655,235
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      125,909
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    28,805
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,773
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               176,674
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               359,457
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 1,692
-------------------------------------------------------------------------------------------
Other                                                                                49,671
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,400,216
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (100,240)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,299,976
-------------------------------------------------------------------------------------------
Net investment income                                                             6,654,375
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (313,936)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (585,340)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                              10,620,725
-------------------------------------------------------------------------------------------
Net gain on investments                                                           9,721,449
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $16,375,824
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  6,654,375     $ 14,703,408
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (899,276)      (1,870,817)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              10,620,725      (21,049,420)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        16,375,824       (8,216,829)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,677,044)     (10,322,968)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,961,211)      (4,340,048)
--------------------------------------------------------------------------------------------------
   Class M                                                                (17,187)         (47,800)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (4,862,746)     (34,013,140)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 4,857,636      (56,940,785)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   258,843,133      315,783,918
--------------------------------------------------------------------------------------------------
End of period (including distributions
in excess of net investment income of
$21,457 and $20,390, respectively)                                   $263,700,769     $258,843,133
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            November 30
operating performance                (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.47        $9.15        $9.32        $9.02        $8.76        $8.98
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .23          .47          .45          .45          .47          .48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .32         (.68)        (.17)         .30          .26         (.22)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .55         (.21)         .28          .75          .73          .26
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.47)        (.45)        (.45)        (.47)        (.48)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.47)        (.45)        (.45)        (.47)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.79        $8.47        $9.15        $9.32        $9.02        $8.76
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                 6.55*       (2.32)        3.05         8.48         8.57         2.92
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $177,873     $173,872     $214,876     $218,312     $228,361     $227,940
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .86          .99          .96          .96          .96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.64*        5.35         4.87         4.84         5.28         5.36
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  4.24*       14.61         7.19        29.03        27.14        52.82
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.46        $9.14        $9.31        $9.01        $8.75        $8.97
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .41          .39          .39          .41          .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .32         (.68)        (.17)         .30          .27         (.22)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .52         (.27)         .22          .69          .68          .20
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.41)        (.39)        (.39)        (.42)        (.42)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.41)        (.39)        (.39)        (.42)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.78        $8.46        $9.14        $9.31        $9.01        $8.75
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.21*       (2.97)        2.37         7.78         7.87         2.25
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $85,175      $84,296      $99,781      $95,315      $82,407      $72,083
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75*        1.51         1.64         1.61         1.61         1.61
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.32*        4.70         4.22         4.18         4.63         4.69
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  4.24*       14.61         7.19        29.03        27.14        52.82
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.46        $9.15        $9.33        $9.02        $8.76        $8.98
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .44          .42          .42          .45 (c)      .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .32         (.69)        (.18)         .31          .26         (.21)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .54         (.25)         .24          .73          .71          .24
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.44)        (.42)        (.42)        (.45)        (.46)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.44)        (.42)        (.42)        (.45)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.78        $8.46        $9.15        $9.33        $9.02        $8.76
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.39*       (2.73)        2.63         8.28         8.25         2.65
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $653         $675       $1,127         $668         $372         $355
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.16         1.29         1.26         1.26         1.24
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.49*        5.05         4.61         4.48         4.95         4.92
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  4.24*       14.61         7.19        29.03        27.14        52.82
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
November 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam New Jersey Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey state income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $7,464,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  284,000    May 31, 2003
     3,484,000    May 31, 2004
       589,000    May 31, 2007
     3,107,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) the annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2000, the fund's expenses were reduced by $100,240 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $524 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $7,424 and $52 from the sale of class A and class M shares, respectively and $84,341 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $15 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,964,417 and $22,250,047, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,121,470        $  9,774,545
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  281,200           2,454,078
---------------------------------------------------------------------------
                                             1,402,670          12,228,623

Shares
repurchased                                 (1,692,822)        (14,762,105)
---------------------------------------------------------------------------
Net decrease                                  (290,152)       $ (2,533,482)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,859,621        $ 16,208,147
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  637,751           5,541,638
---------------------------------------------------------------------------
                                             2,497,372          21,749,785

Shares
repurchased                                 (5,447,349)        (47,260,953)
---------------------------------------------------------------------------
Net decrease                                (2,949,977)       $(25,511,168)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    638,803         $ 5,570,164
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  132,483           1,155,682
---------------------------------------------------------------------------
                                               771,286           6,725,846

Shares
repurchased                                 (1,033,185)         (9,005,197)
---------------------------------------------------------------------------
Net decrease                                  (261,899)        $(2,279,351)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,435,621        $ 12,561,443
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  298,740           2,591,316
---------------------------------------------------------------------------
                                             1,734,361          15,152,759

Shares
repurchased                                 (2,684,167)        (23,281,180)
---------------------------------------------------------------------------
Net decrease                                  (949,806)       $ (8,128,421)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      2,933            $ 25,621
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,227              10,698
---------------------------------------------------------------------------
                                                 4,160              36,319

Shares
repurchased                                     (9,589)            (86,232)
---------------------------------------------------------------------------
Net decrease                                    (5,429)           $(49,913)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     32,541           $ 287,988
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,770              24,012
---------------------------------------------------------------------------
                                                35,311             312,000

Shares
repurchased                                    (78,677)           (685,551)
---------------------------------------------------------------------------
Net decrease                                   (43,366)          $(373,551)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA050  67681 019/329/537  1/01